ETF OPPORTUNITIES TRUST

KINGSBARN TACTICAL BOND ETF (KDRN)

(the “Fund”)

Supplement dated June 29, 2023
to the Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”) dated March 31, 2023, as supplemented from time to time

Vident Investment Advisory, LLC is the Fund’s current sub-adviser (“VIA” or the “Sub-Adviser”). Vident Advisory, LLC (“VA”), an affiliate of VIA, was formed in 2016 and commenced operations and registered with the U.S. Securities and Exchange Commission as an investment adviser in 2019. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC (“VA Holdings”), a subsidiary of MM VAM, LLC is expected to acquire VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction is expected to close on or around June 30, 2023 (the “Closing Date”). As of the Closing Date, Mr. Crawford controls VA through VA Holdings. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a change of control of the Sub-Adviser, which in turn will result in the assignment and termination of the investment sub-advisory agreement between the Trust, Kingsbarn Capital Management, LLC (the Fund’s investment adviser) and the Sub-Adviser (the “Former Sub-Advisory Agreement”). To avoid a lapse in sub-advisory services to the Fund, the Sub-Adviser and the Trust entered into an interim sub-investment advisory agreement (the “Interim Agreement”), pursuant to the requirements of Section 15(f) and Rule 15a-4 of the 1940 Act, prior to the Transaction. Pursuant to the Interim Agreement the Sub-Adviser will continue to provide sub-advisory services to the Fund under the Interim Agreement until the earlier of: (i) the date on which the Fund’s shareholders approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”); or (ii) 150 days from the date of the termination of the Former Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved by shareholders, will replace the Interim Agreement.

It is expected that the Fund’s shareholders will be asked to vote on a New Sub-Advisory Agreement at a shareholders’ meeting to be held in September 2023. At that time, shareholders will be mailed proxy materials that explain in detail the Transaction, the terms of the New Sub-Advisory Agreement, and will provide information on how shareholders can vote their shares.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-866-788-7878.

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This Supplement and the existing Summary Prospectus, Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-866-788-7878.